Financial risk management:	12 Months Ended
Dec. 31, 2023
Financial risk management:
Financial risk management:

Note 18 - Financial risk management:

The Company is exposed to financial risks that result from changes in interest rates, foreign exchange rates, price risk, liquidity risk and credit risk. The Company controls and maintains the treasury control functions related to transactions and global financial risks through practices approved by its Executive Board and Board of Directors.

This note contains information regarding the Company’s exposure to each of the aforementioned risks, and the objectives, policies and procedures to measure and manage risk.

The main risks to which the Company is exposed are:

18.1)	Market risk
18.1.1)	Interest rate risk
18.1.2)	Exchange rate risk
18.1.3)	Price risk
18.2)	Liquidity risk
18.3)	Credit risk - credit quality
18.4)	Capital management
18.5)	Fair value

18.1)Market risk

18.1.1) Interest rate risk

The Company has contracted bank loans to partially finance its operations. These transactions expose the Company to interest risk, with the main exposure to the risk of variable interest rates resulting from changes in the market base rates Santander bank charge interest based on TIIE 28 days plus 1.50 points maturing in 2022 and 2024, which were paid in advance. As of September 2021, the Santander bank charges interest based on the 28-day TIIE rate plus 1.50 points maturing in 2024, and BBVA Mexico bank charges interest based on the 28-day TIIE rate plus a applicable margin that fluctuates between 1.40 to 1.90 points maturing in 2028.

As of December 31, 2023, the reference rates used by the Company (TIIE and DTF) have suffered considerable increases compared to the year that ended on December 31, 2022, due to the economic uncertainty and increase in inflation. Although, at short term, there is a risk of an increase in interest rates, the Company has cash of 11.2 times to pay the amount of debt and short-term loans.

As of December 31, 2021 and 2022, there are no loans referenced to the LIBOR rate.

18.1.2) Exchange rate risk

The Company is exposed to minor risk for changes in the value of the Mexican Peso against the U. S. Dollar. Historically, a significant portion of income generated by the Company (mainly derived from the fees charged to international passengers) is denominated in U. S. Dollars, and despite that, income is invoiced in Pesos at the average exchange rate of the previous month and likewise the cash flows are collected in Pesos. In addition, in August 2023 the Company contracted two investments in financial instruments denominated in US dollars (See Note 6.4).

At December 31, 2022 and 2023, the Company is exposed to exchange rate risk for monetary position is as follows:

	December 31,
	2022		2023

	(Thousands of dollars)
Asset	Ps.	372,991	Ps.	507,164
Liability		(5,520)		(6,419)
Monetary active position	Ps.	367,471	Ps.	500,745

At December 31, 2022 and 2023, the exchange rate was Ps.19.47 and Ps.16.92, respectively. Had the currency weakened by 5% in 2022 (5% in 2023) with respect to the U.S. Dollar, the Company would have had a gain on monetary position at the close in the amount of Ps.357.8 million in 2022 (monetary gain of Ps.423.6 million in 2023). As of April 15, 2024, the date of issuance of this report, the last known exchange rate was Ps.16.6693.

18.1.3) Price risk

The rate regulation system applicable to the airports of the Company imposes maximum rates for each airport, which should not be exceeded on an annual basis. The maximum rates are the maximum annual amount of revenues per workload unit (equal to one passenger or 100 kg (220 pounds) of cargo). If the maximum annual rate is exceed, the government authorities could revoke one or more of the Company’s airport concessions in Mexico.

The Company monitors and adjusts its income on a regular basis in order for its annual invoicing not to exceed the maximum rate limits at each of the airports operated by the Company in Mexico. In the case of the Aerostar and Airplan concessions, there are no maximum ceilings established by the corresponding Government.

Concentrations:

At December 31, 2022 and 2023, approximately 59.1% and 59.3%, of revenue, not including income from construction services, resulted from operations at the Cancún International Airport.

18.2) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its funding requirements. The Company’s management has established policies, procedures and limits of authority that govern the Treasury function. Treasury is responsible for ensuring liquidity and managing the working capital to ensure payments to suppliers, debt servicing and funding of operating costs and expenses.

The Company is cautious about liquidity risk and maintains sufficient cash and negotiable instruments and the availability of financing through an adequate amount of credit facilities to meet obligations at maturity and settle trading positions. At period end on December 31, 2021, 2022 and 2023 the Company had demand deposits amounting to Ps.8.770.062 and Ps.13,174,991 and Ps.13,872,897 respectively, and as of December 31, 2022 an available credit lines amounting to USD20,000 (approximately Ps.338,380), to manage liquidity risk. which as of December 31, 2023 has not drawn on this line of credit. Due to the dynamic current situation and uncertainty, the Company’s Treasury function maintains flexibility in the funding under credit lines and keeping availability.

Company’s management changes its liquidity reserves forecast (including unused credit lines) and cash and cash equivalents based on expected cash flows. In general, this is conducted at country level for operating entities of the Company according to practices and limits set. These limits vary in each country, taking into account the liquidity of the market in which the Company operates. Additionally, the Group’s policy on liquidity management includes cash flows projections in the main currencies and the consideration of the necessary level of liquid assets to meet these projections; the control of liquidity ratios of the Statement of Financial Position regarding the internal and external regulatory requirements, and the maintenance of the debt financing plans.

The following table shows the liquidity position for each country where the Company operates.

	Cash and		Loans and		Loans and
	cash		Short - term		Long - term		Total Loans
December 31, 2022	equivalents		Debt		Debt		and Debt
Mexico	Ps.	9,573,039	Ps.	1,486,817	Ps.	2,505,318	Ps.	3,992,135
Aerostar		2,334,403		377,215		9,891,961		10,269,176
Airplan		1,267,549		5,964		937,486		943,450
Total	Ps.	13,174,991	Ps.	1,869,996	Ps.	13,334,765	Ps.	15,204,761

	Cash and		Loans and		Loans and
	cash		Short - term		Long - term		Total Loans
December 31, 2023	equivalents		Debt		Debt		and Debt
Mexico	Ps.	9,770,273	Ps.	883,153	Ps.	1,639,821	Ps.	2,522,974
Aerostar		1,518,455		344,048		8,404,199		8,748,247
Airplan		2,584,169		6,438		947,111		953,549
Total	Ps.	13,872,897	Ps.	1,233,639	Ps.	10,991,131	Ps.	12,224,770

The following table presents the analysis of the net financial liabilities of the Company based on the period between the date of the statement of consolidated financial position and the maturity date, including undiscounted contractual cash flows:

	Under		Between 3 months		Between 1		Between 2 and
At December 31, 2022	3 months		and one year		and 2 years		5 years
Bank loans and interest	Ps.	637,733	Ps.	944,235	Ps.	1,354,415	Ps.	1,900,147
Long term debt		158,279		280,166		973,931		2,377,822
Suppliers		307,068
Accounts payable and accrued expenses		1,170,318

At December 31, 2023
Bank loans and interest	Ps.	853,062	Ps.	388,439	Ps.	787,830	Ps.	2,163,132
Long term debt		342,243		348,518		698,955		2,128,755
Suppliers		306,547
Accounts payable and accrued expenses		1,156,955

The following table shows the Company’s short term liquidity as of:

	December 31,
	2022		2023
Current assets	Ps.	18,080,170	Ps.	18,733,197
Current liabilities		5,563,973		4,827,227
Short term position (liquidity)	Ps.	12,516,197	Ps.	13,905,970

18.3) Credit risk - credit quality

The financial instruments that are potentially subject to credit risks consist mainly of accounts receivable. Income obtained from fares charged to passengers is not guaranteed and therefore the Company faces the risk of not being able to collect the full amounts invoiced in the event of insolvency of its clients, the airlines. The Company frequently reviews financial instruments and tests them for impairment. (See Note 6.3).

Due to the COVID-19 contingency that has affected the travel industry, and the economic recession caused by the pandemic COVID-19, the Company negotiated to extend the payment terms of the agreements with some clients by signing promissory notes with a term of no more than one year, to secure payment. As of December 31, 2021 the balance of the account of documents receivable from third parties in Mexico amounts to Ps.4,463. As of December 2022, the balance owed by the Company’s clients in connection with the aforementioned agreements was settled. (See Note 6.2).

In the year 2023, the airlines Viva Air and Ultra Air Airplan’s former clients, reported substantial losses and commenced a liquidation proceeding. In addition to this, the income from passenger fees from the main client airlines had decreased. The clients balance as of December 31, 2023, amounts to Ps.23,415, most of which is not guaranteed. Therefore, in the event of insolvency of any of the airlines, the Company would have no certainty of recovering the total sum of amounts invoiced to the airlines for passenger fees.  In August 2010, Grupo Mexicana filed for bankruptcy. Grupo Mexicana owes the Company Ps.128,000 for passenger fees. As a result of Grupo Mexicana’s bankruptcy, the Company at that time had, its reserve for uncollectable accounts by Ps.128,000. The Company has determined that it may not be able to collect that amount. (See Note 6.3).

The Company operates under three methods to collect from Airlines:

a)	Credit, mainly offered to airlines with which there is a history of frequent and stable flights,
b)	Advances, from airlines with reasonably stable flights or that are in the exploration stage of routes or destinations, and
c)	Cash, mainly offered for Charter flights and airlines with new flights.

With this segregation, the Company reduces its collection risk since the airlines that operate under methods b) and c) do not generate accounts receivable.

Cash and cash equivalents are not subject to credit risks since the amounts are kept at financial institutions of good standing, and investments are subject to lower significant risk as they are being backed by the Mexican Federal Government or institutions with AAA high market ratings.

Investments in financial instruments are not subject to credit risks since the amount is kept in a solid financial institution with AAA high market ratings.

18.4) Capital management

The objective of management is to safeguard the Company’s ability to continue operating as a going-concern in order to provide returns for stockholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

These activities are monitored through the review of information pertaining to the Company’s operation and the Industry. This effort is coordinated by the CEO. Through a planning method, detailed simulations are formulated of identified risks as they are known. The risks identified are valued in terms of probability and impact and are presented to the proper authorities. The result of all these activities is reported to the market through 20-F reports, the Mexican Circular Unica and quarterly reports by a financial Risk Analysis Committee that reports to Company’s Board of Directors.

During the year, there was no material uncertainty regarding the Company’s ability to continue as a going concern. At December 31, 2022 and 2023, the Company’s Board has a reasonable expectation that the Company has the appropriate resources to continue operating at least for the next twelve months and that the use of the going concern basis of accounting is appropriate.

18.5) Fair value

Financial instruments (bank loans and long term debts), at amortized cost in accordance with the valuation method used are at level 2 in 2022 and 2023, there are no financial instruments carried at fair value.

The different levels have been defined as follows:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2: Quoted prices for similar instruments in active markets; quoted prices for instruments, identical or similar, in non-active markets and valuations through models where all significant data are observable in the active markets.

Level 3: Asset or liability input that is not based on observable market data (i.e., non-observable).

The fair value of financial instruments traded in active markets is based on market prices quoted at the consolidated statement of financial position closing date. A market is considered active if quotation prices are clearly and regularly available through a stock exchange, trader, dealer, industry group, price fixing services, or regulatory agency, and those prices reflect regularly and on current bases the market transactions under independent conditions. The quoted price used for the financial assets held by Company’s is the current offer price.